                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: September 20, 1996
                        (Date of earliest event reported)


                             USL CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State of other jurisdiction of incorporation)


             1-4976                                       94-1360891
    (Commission File Number)                   (IRS Employer Identification No.)

        733 Front Street
    San Francisco, California                                 94111
(Address of Principal Executive Offices)                   (Zip Code)



       Registrant's Telephone number, including area code: (415) 627-9000

Item 2. Disposition of Assets.

            On September 20, 1996 and September 30, 1996, the sale of approximately 98% of the Registrant's Transportation and Industrial Financing portfolio business unit to BA Leasing and Capital Corporation and Security Pacific Leasing Corporation, affiliates of BankAmerica Corporation, was completed. The sale price was $1.6 billion in cash. The sale was the result of a competitive bidding process. It is anticipated that the sale of the remainder of the portfolio will be sold by December 31, 1996, subject to receiving required consents. The portfolio consists primarily of leases on aircraft, rail, marine and other industrial equipment and machinery. The Registrant's Transportation and Industrial Financing business unit represented 25% of the Registrant's earning assets as of June 30, 1996.

            On September 30, 1996, the sale of the Registrant's Business Equipment Financing unit to Mellon Bank, N.A. was completed. The sale price was $1.7 billion in cash. The sale was the result of a competitive bidding process. The Business Equipment Financing business unit is a middle-market equipment leasing and financing provider with transactions ranging from $250,000 to $10 million. The Registrant's Business Equipment Financing unit represented 22% of the Registrant's earning assets as of June 30, 1996.

            In addition to the above sales, as of September 30, 1996, the Registrant had completed the sale of (i) the Real Estate Financing business unit's mortgages to Bankers Trust Company for $496 million and two of its foreclosed real estate assets; (ii) $1.3 billion of the assets of the Municipal and Corporate Financing business unit; and (iii) as previously described, the Registrant's Fleet Services and Rail Services business units. Proceeds of the sales have been used to pay existing debt and make loans to Ford Credit in an amount equal to the remaining outstanding debt (which debt has been guaranteed by Ford Credit). Any remaining proceeds have been loaned to other affiliated companies. As of September 30, 1996, the Company had $4.4 billion of assets, $4.2 billion of which consisted of loans to affiliates.

Item 7. Financial Statements and Exhibits.

            (a) Financial Statements of Business Acquired.

            Not Applicable

            (b) ProForma Financial Information.

            The following unaudited ProForma Condensed Consolidated Financial Statements are filed with this report:

            ProForma Condensed Consolidated Balance Sheet as of June 30, 1996    Page F-1
            ProForma Condensed Consolidated Statements of Income:
                  Year-ended December 31, 1995........................           Page F-2
                  Six months ended June 30, 1996......................           Page F-3

            The ProForma Condensed Consolidated Balance Sheet of Registrant as at June 30, 1996 reflects the financial position of Registrant after giving effect to the disposition of the assets of the Fleet Services business unit, the Rail Services business unit, the Transportation and Industrial business unit, the Business Equipment Financing business unit, the Municipal and Corporate business unit and a portion of the Real Estate Financing business unit and assumes the dispositions took place on June 30, 1996. The ProForma Condensed Consolidated Statements of Income for the year-ended December 31, 1995 and six months ended June 30, 1996 assumed that the dispositions occurred on January 1, 1995, and are based on the operations of the Registrant for the year-ended December 31, 1995 and six months ended June 30, 1996. Such ProForma Financial Statements also reflect the use of the proceeds to repay commercial paper, make advances to affiliates, pay taxes and invest in short-term debt.

            The unaudited ProForma Condensed Consolidated Financial Statements have been prepared by Registrant based upon assumptions deemed proper by it. The unaudited ProForma Condensed Consolidated Financial Statements presented here are shown for illustrative proposes only and are not necessarily indicative of the future financial position or future results of operations of Registrant that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that the Registrant's financial statements will reflect the dispositions only from the actual closing dates.

            The unaudited ProForma Condensed Consolidated Financial Statements should be read in conjunction with the historical financial statements and related notes of Registrant.

            (c) Exhibits

            Not Applicable

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                                USL CAPITAL CORPORATION
                                                ------------------------
                                                       (Registrant)


Date:  October 7, 1996                          By:      /s/ Henry Lerner
                                                    ---------------------
                                                          Henry Lerner
                                                            Secretary

PRO FORMA FINANCIAL INFORMATION

USL Capital Corporation and Subsidiaries
Pro Forma Condensed Consolidated Balance Sheet at June 30, 1996
(Unaudited)
(Dollars in Thousands)

                                                       PRO-FORMA ADJUSTMENTS
                                    -----------   --------------------------------        -----------
                                    HISTORICAL        SOLD                                 PRO-FORMA
                                     BALANCES     DIVISIONS (a)          OTHER              RESULTS
                                    -----------   -------------        -----------        -----------
ASSETS
Cash and equivalents                $    12,087    $    (4,196)                          $     7,891
Investment in finance
leases                                2,571,770     (2,571,770)                                    0
Notes receivable                      1,388,480     (1,388,480)                                    0
Investment in operating
leases                                  975,453       (975,453)                                    0
Investment in leveraged
leases                                  443,394       (443,394)                                    0
Investment in securities                998,309       (995,339)                                2,970
Notes receivable from affiliates              0              0        $ 4,432,269(b)       4,432,269
Other assets                            190,821       (126,409)            (4,564)(c)         59,848
Goodwill                                174,712            (14)          (174,698)(d)              0
                                    -----------    -----------        -----------        -----------
     Total assets                   $ 6,755,026    $(6,505,055)       $ 4,253,007        $ 4,502,978
                                    ===========    ===========        ===========        ===========
LIABILITIES AND
  SHAREHOLDER'S EQUITY
Short-term notes payable            $ 1,775,234                       $(1,775,234)(e)
Accounts payable, accrued
  liabilities, lease deposits and
  payable to Ford & affiliates          230,355    $  (107,796)            (1,942)(f)    $   120,617
Deferred taxes on income                580,820       (577,979)                                2,841
Long-term debt                        3,254,334         (9,817)                            3,244,517
                                    -----------    -----------        -----------        -----------

     Total liabilities                5,840,743       (695,592)        (1,777,176)         3,367,975
Shareholder's equity                    914,283                           220,720          1,135,003
                                    -----------    -----------        -----------        -----------
     Total liabilities and
        shareholder's equity        $ 6,755,026    $  (695,592)       $(1,556,456)       $ 4,502,978
                                    ===========    ===========        ===========        ===========

(a) To eliminate the assets and liabilities included in the balance sheet of the Company's Fleet Services business unit, Rail Services business unit, Municipal and Corporate Financing business unit, Business Equipment Financing business unit, Transportation and Industrial Financing business unit, and a portion of the Real Estate Financing business unit as of June 30, 1996.

(b) To reflect the lending to Ford Credit and other affiliates of net proceeds remaining after paying down commercial paper and paying taxes.

(c) To reflect fixed assets sold.

(d) To reflect the write off of goodwill associated with the sold assets.

(e) To reflect the repayment of commercial paper.

(f) To reflect payment of current taxes related to the asset sales.

PRO FORMA FINANCIAL INFORMATION

USL Capital Corporation and Subsidiaries
Pro Forma Condensed Consolidated Statement of Income
For the Year Ended December 31, 1995
(Unaudited)
(Dollars in Thousands)

                                                  PRO-FORMA ADJUSTMENTS
                                    ----------  -------------------------     ---------
                                    HISTORICAL      SOLD                      PRO-FORMA
                                     BALANCES   DIVISIONS (a)   OTHER (b)      RESULTS
                                    ----------  -------------   ---------     ---------
REVENUES                             $ 678,926    $(682,890)    $ 227,440     $ 223,476
                                     ---------    ---------     ---------     ---------
EXPENSES
Sales, administrative and general       65,300      (66,620)                     (1,320)
Interest                               276,915     (291,519)      181,383       166,779
Depreciation - operating lease         116,752     (116,752)                          0
Other                                   24,220      (27,934)                     (3,714)
                                     ---------    ---------     ---------     ---------
    Total expenses                     483,187     (502,825)      181,383       161,745
                                     ---------    ---------     ---------     ---------
Income before taxes on income          195,739     (180,065)       46,057        61,731
Taxes on income                         60,744      (52,064)       17,976        26,656
                                     ---------    ---------     ---------     ---------
NET INCOME                           $ 134,995    $(128,001)    $  28,081     $  35,075
                                     =========    =========     =========     =========

(a) To eliminate the profit and loss of Fleet Services, Rail Services, Municipal and Corporate Financing, Business Equipment Financing, Transportation and Industrial Financing, and a portion of Real Estate Financing for the entire period.

(b) To reflect interest income from notes to affiliates, the reversal of interest expense on the commercial paper effective January 1, 1995, and the related tax effect thereon.

PRO FORMA FINANCIAL INFORMATION

USL Capital Corporation and Subsidiaries
Pro Forma Condensed Consolidated Statement of Income
For the Six Months Ended June 30, 1996
(Unaudited)
(Dollars in Thousands)

                                                  PRO-FORMA ADJUSTMENTS
                                    ----------  -------------------------     ---------
                                    HISTORICAL       SOLD                     PRO-FORMA
                                     BALANCES   DIVISIONS (a)   OTHER (b)      RESULTS
                                    ----------  -------------   ---------     ---------
REVENUES                             $ 379,709    $(381,524)    $ 126,426     $ 124,611
                                     ---------    ---------     ---------     ---------
EXPENSES
Sales, administrative and general       35,912      (37,126)                     (1,214)
Interest                               153,772     (164,513)      106,926        96,185
Depreciation - operating lease          65,545      (65,545)                          0
Other                                   13,979      (14,250)                       (271)
                                     ---------    ---------     ---------     ---------
    Total expenses                     269,208     (281,434)      106,926        94,700
                                     ---------    ---------     ---------     ---------
Income before taxes on income          110,501     (100,090)       19,500        29,911
Taxes on income                         30,053      (24,756)        7,611        12,908
                                     ---------    ---------     ---------     ---------
NET INCOME                           $  80,448    $ (75,334)    $  11,889     $  17,003
                                     =========    =========     =========     =========

(a) To eliminate the profit and loss of Fleet Services, Rail Services, Municipal and Corporate Financing, Business Equipment Financing, Transportation and Industrial Financing, and a portion of Real Estate Financing for the entire period.

(b) To reflect interest income from notes to affiliates, the reversal of interest expense on the commercial paper effective January 1, 1995, and the related tax effect thereon.